Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Baby Fox International, Inc. (the “Company”) on Form 10-K for the year ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mu Zhang, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 27, 2011	By: /s/ Mu Zhang
Mu Zhang
Chief Executive Officer,
Chief Financial Officer and Secretary
(Principal Executive Officer and
Principal Financial Officer)